Exhibit 99.1
ARUBA NETWORKS REPORTS RECORD SECOND QUARTER 2011 FINANCIAL RESULTS
•	Record Revenue of $93.9 Million in Q2 Increased 50% Year-over-Year and 13% Quarter-over-Quarter

•	Company Added Over 1,000 New Customers in Q2 to Surpass 12,900 Cumulative Customers

•	Cash and Short Term Investments Increased by $13.4 Million in Q2 to $187.8 Million With No Debt
SUNNYVALE, Calif., February 17, 2011 — Aruba Networks, Inc. (NASDAQ: ARUN), a global leader in distributed enterprise network solutions, today released financial results for its fiscal 2011 second quarter ended January 31, 2011.
Revenues for Q2’11 were $93.9 million, an increase of 50% from the $62.7 million reported in Q2’10. GAAP net loss for Q2’11 was $2.8 million, or $0.03 per share, compared to a net loss of $4.4 million, or $0.05 per share, in Q2’10.
Non-GAAP net income for Q2’11 was $16.3 million, or $0.14 per share. This compares to $6.3 million or $0.06 per share in Q2’10. A reconciliation between GAAP and non-GAAP information is contained in the tables below.
“We continue to see broad demand for our mobility solutions across all major geographies, as evidenced by our record revenues, 50% year-over-year growth and 13% sequential growth,” said Dominic Orr, President and Chief Executive Officer of Aruba. “Enterprises are facing intensified proliferation of tablet and smartphone devices, and IT’s ability to rapidly and affordably deliver secure mobile access for these devices is critical. This requires a user-, device- and application-centric approach to the network edge. We believe that the enterprise network is transitioning from a wired centric to a mobility centric architecture and the market is recognizing Aruba’s unique ability to address the requirements of this new architecture. During the quarter, we saw robust growth from the general enterprise and our core verticals, an increase in the number of larger potential deals in the pipeline, and the addition of a record 1,000+ new customers.”
“We had another strong quarter with record revenues and quarter over quarter and year over year gains in gross margins” said Steffan Tomlinson, Aruba’s Chief Financial Officer. During the quarter, we generated cash flow from operations of $10.7 million and ended the period with $187.8 million in cash.”
Recent Highlights
Recent highlights include:
•	Completion of Amigopod Asset Purchase — Aruba announced the completion of its purchase of Sydney, Australia-based Amigopod’s assets and technology, including its leading network authentication solutions that allow businesses to provide time- and policy-bound network access to visitors, contractors and employees.

•	New Chief Marketing Officer —Aruba announced the appointment of Ben Gibson to the position of Chief Marketing Officer. Gibson brings more than 20 years of experience to the role. He most recently served as vice president of data center and virtualization marketing at Cisco. Prior to that, Gibson headed Cisco’s enterprise mobility solutions marketing organization.

•	New Wi-Fi Solutions — Aruba announced two new solutions — a new Wi-Fi Solution for in-store mobile marketing, developed in partnership with Digby and Nearbuy Systems and the Multimedia-Grade Wi-Fi initiative, developed in partnership with the Multimedia Grade Working Group.

•	Industry Awards - Aruba Operating System Release 5.0 (ArubaOS 5.0) won the UK’s Computing Security Magazine’s Wireless Security Product of the Year Award. The company was also named number 80 on Technology Fast 500™, Deloitte’s ranking of 500 of the fastest growing technology, media, telecommunications, life sciences and clean technology companies in North America.

•	Large Public Venue Application- Tennis Australia expanded its secure mobile wireless network from Aruba in order to meet the increased demand for secure, flexible and scalable network access at its event sites like the Australian Open.
Conference Call Information
Aruba will host a conference call for analysts and investors to discuss its fiscal second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the Company’s website at www.arubanetworks.com. Following the webcast, an archived version will be available on the website for twelve months. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter passcode 4402941. International parties can access the replay at +1-303-590-3030 and should enter passcode 4402941.
Forward-Looking Statements
This press release contains forward-looking statements, including statements about (1) our belief that the enterprise network is transitioning from a wired-centric to a mobility-centric architecture which will impact Aruba’s sales and (2) the size and number of deals in our pipeline.
These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause Aruba’s results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include: (1) our ability to react to trends and challenges in our business and the markets in which we operate; (2) business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; and (3) changes in overall information technology spending; as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Aruba’s report on Form 10-Q for the fiscal first quarter ended October, 2010, which was filed with the SEC on December 10, 2010, and is available on Aruba’s investor relations Web site at www.arubanetworks.com and on the SEC Web site at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP net income and non-GAAP earnings per share (EPS). The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Non-GAAP net income and EPS. Aruba defines non-GAAP net income as net income plus stock-based expenses and related payroll taxes, amortization expense of acquired intangible assets and other acquisition related expenses, the change in the valuation of the contingent rights liability and litigation reserves. Aruba defines non-GAAP EPS as non-GAAP net income divided by the weighted average diluted shares outstanding. Aruba’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes that these non-GAAP financial measures provide meaningful supplemental information regarding the company’s performance by excluding certain expenses that may not be indicative of Aruba’s “recurring operating results,” meaning its operating performance excluding not only stock-based expenses and related payroll taxes, but also discrete charges that are infrequent in nature, such as litigation reserves. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use, Aruba’s management believes that providing non-GAAP financial measures that exclude stock-based expenses allows investors to compare these results with those of other companies, as well as providing management with an important tool for financial and operational decision making and for evaluating the company’s operating results over different periods of time. Similarly, by excluding amortization expense of acquired intangible assets and other acquisition related expenses, the change in the valuation of the contingent rights liability and litigation reserves, Aruba’s management believes that investors can better understand and measure the company’s recurring operating results.
There are a number of limitations related to the use of non-GAAP net income and EPS versus net income and EPS calculated in accordance with GAAP. First, these non-GAAP financial measures exclude some costs, namely stock-based expenses and related payroll taxes, that are recurring. Stock-based expenses and related payroll taxes have been and will continue to be for the foreseeable future a significant recurring expense in Aruba’s business. Second, stock-based awards are an important part of Aruba’s employees’ compensation and impacts their performance. Third, the components of the costs that Aruba excludes in its calculation of non-GAAP net income may differ from the components that its peer companies exclude when they report their results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their most directly comparable financial measures calculated in accordance with GAAP. The accompanying tables have more details on these non-GAAP financial measures, including reconciliations between these financial measures and their most directly comparable GAAP equivalents.
A copy of this press release can be found on the investor relations page of Aruba Networks’ Web site at www.arubanetworks.com.
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About Aruba Networks
Aruba is a global leader in distributed enterprise networks. Its award-winning portfolio of campus, branch/teleworker, and mobile solutions simplify operations and secure access to all corporate applications and services — regardless of the user’s device, location, or network. This dramatically improves productivity and lowers capital and operational costs.
Listed on the NASDAQ and Russell 2000(R) Index, Aruba is based in Sunnyvale, California, and has operations throughout the Americas, Europe, Middle East, and Asia Pacific regions. To learn more, visit Aruba at http://www.arubanetworks.com. For real-time news updates follow Aruba on Twitter or Facebook.

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IR Contacts

Aruba Networks, Inc.	The Blueshirt Group, Investor Relations
Steffan Tomlinson	Chris Danne, Nicole Gunderson
Chief Financial Officer	+1-415-217-7722
+1-408-754-3058	ir@arubanetworks.com
ir@arubanetworks.com

Aruba Networks, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	January 31,	July 31,
	2011	2010
Assets

Current assets:
Cash and cash equivalents	$49,258	$31,254
Short-term investments	138,568	124,167
Accounts receivable, net	53,965	41,269
Inventory	18,091	15,159
Deferred costs	6,382	5,451
Prepaids and other	3,480	5,108

Total current assets	269,744	222,408

Property and equipment, net	12,367	9,919
Goodwill	33,143	7,656
Intangible assets, net	24,983	9,287
Other assets	2,175	1,437

Total other assets	72,668	28,299

Total assets	$342,412	$250,707

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$8,660	$8,082
Accrued liabilities	52,464	36,458
Income taxes payable	549	519
Deferred revenue	47,516	43,422

Total current liabilities	109,189	88,481

Deferred revenue	11,452	10,976
Other long-term liabilities	585	595

Total other liabilities	12,037	11,571

Total liabilities	121,226	100,052

Stockholders’ equity
Common Stock: $0.0001 par value; 350,000 shares authorized at January 31, 2011, and July 31, 2010; 99,961 and 93,606 shares issued and outstanding at January 31, 2011, and July 31, 2010, respectively	10	9
Additional paid-in capital	397,385	326,178
Accumulated other comprehensive income	119	98
Accumulated deficit	(176,328)	(175,630)

Total stockholders’ equity	221,186	150,655

Total liabilities and stockholders’ equity	$342,412	$250,707

Aruba Networks, Inc.
Consolidated Statements of Operations
(On a GAAP basis)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2011	2010	2011	2010
Revenues:
Product	$79,100	$52,078	$148,304	$99,276
Professional services and support	14,602	10,362	28,402	20,504
Ratable product and related professional services and support	156	215	299	471

Total revenues	93,858	62,655	177,005	120,251

Cost of revenues:
Product	24,173	18,103	46,236	34,535
Professional services and support	3,542	2,157	6,448	4,236
Ratable product and related professional services and support	—	68	9	154

Total cost of revenues	27,715	20,328	52,693	38,925

Gross profit	66,143	42,327	124,312	81,326

Operating expenses:
Research and development	21,608	12,042	38,722	23,838
Sales and marketing	36,936	26,576	70,350	51,316
General and administrative	10,183	7,628	17,371	14,760
Litigation reserves	—	500	—	20,250

Total operating expenses	68,727	46,746	126,443	110,164

Operating loss	(2,584)	(4,419)	(2,131)	(28,838)

Other income (expense), net
Interest income	240	187	474	398
Other income (expense), net	(61)	(148)	1,583	(244)

Total other income (expense), net	179	39	2,057	154

Loss before income tax provision	(2,405)	(4,380)	(74)	(28,684)

Income tax provision	428	47	624	419

Net loss	$(2,833)	$(4,427)	$(698)	$(29,103)

Shares used in computing net loss per common share, basic and diluted	98,795	88,572	97,416	88,030

Net loss per common share, basic and diluted	$(0.03)	$(0.05)	$(0.01)	$(0.33)

Aruba Networks, Inc.
Consolidated Statements of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share data)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2011	2010	2011	2010
GAAP net loss	$(2,833)	$(4,427)	$(698)	$(29,103)

Plus:
a) Stock-based expenses	17,378	9,004	29,224	16,823
b) Amortization expense of acquired intangible assets and other acquisition related expenses	2,122	1,233	3,799	2,465
c) Change in valuation of contingent rights liability	(327)	—	(2,104)	—
d) Litigation reserves	—	500	—	20,250

Non-GAAP net income	$16,340	$6,310	$30,221	$10,435

GAAP net loss per common share	$(0.03)	$(0.05)	$(0.01)	$(0.33)

Plus:
a) Stock-based expenses	0.15	0.09	0.26	0.19
b) Amortization expense of acquired intangible assets and other acquisition related expenses	0.02	0.01	0.03	0.02
c) Change in valuation of contingent rights liability	—	—	(0.02)	—
d) Litigation reserves	—	0.01	—	0.22

Non-GAAP net income per common share	$0.14	$0.06	$0.26	$0.10

Shares used in computing diluted GAAP net loss per common share	98,795	88,572	97,416	88,030

Shares used in computing diluted Non-GAAP net income per common share	116,230	101,991	114,750	101,145

Aruba Networks, Inc.
Consolidated Statements of Operations
As a Percentage of Total Revenues
(On a GAAP Basis)
(Unaudited)

	Three months ended		Six months ended
	January 31,		January 31,
	2011	2010	2011	2010
Revenues:
Product	84.3%	83.1%	83.8%	82.6%
Professional services and support	15.5%	16.5%	16.0%	17.0%
Ratable product and related professional services and support	0.2%	0.4%	0.2%	0.4%

Total revenues	100.0%	100.0%	100.0%	100.0%

Cost of revenues:
Product	25.7%	28.9%	26.1%	28.7%
Professional services and support	3.8%	3.4%	3.7%	3.5%
Ratable product and related professional services and support	0.0%	0.1%	0.0%	0.2%

Total cost of revenues	29.5%	32.4%	29.8%	32.4%

Gross profit	70.5%	67.6%	70.2%	67.6%

Operating expenses:
Research and development	23.0%	19.2%	21.9%	19.8%
Sales and marketing	39.4%	42.5%	39.7%	42.7%
General and administrative	10.9%	12.2%	9.8%	12.3%
Litigation reserves	0.0%	0.8%	0.0%	16.8%

Total operating expenses	73.3%	74.7%	71.4%	91.6%

Operating loss	(2.8)%	(7.1)%	(1.2)%	(24.0)%

Other income (expense), net
Interest income	0.3%	0.3%	0.3%	0.3%
Other income (expense), net	(0.1)%	(0.2)%	0.9%	(0.2)%

Total other income (expense), net	0.2%	0.1%	1.2%	0.1%

Loss before income tax provision	(2.6)%	(7.0)%	0.0%	(23.9)%

Income tax provision	0.4%	0.1%	0.4%	0.3%

Net loss	(3.0)%	(7.1)%	(0.4)%	(24.2)%

Aruba Networks, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six months ended
	January 31,
	2011	2010
Cash flows from operating activities
Net loss	$(698)	$(29,103)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,198	5,006
Provision for (benefit from) doubtful accounts	(26)	222
Write downs for excess and obsolete inventory	1,386	917
Compensation related to stock options and share awards	28,233	16,823
Accretion of purchase discounts on short-term investments	668	203
Loss (gain) on disposal of fixed assets	(6)	28
Change in carrying value of contingent liability	(2,105)	—
Excess tax benefit associated with stock-based compensation	(231)	(161)
Changes in operating assets and liabilities:
Accounts receivable	(10,144)	(495)
Inventory	(3,110)	(5,795)
Prepaids and other	(136)	(1,145)
Deferred costs	(930)	(1,872)
Other assets	(479)	181
Accounts payable	(2,922)	346
Deferred revenue	3,230	7,794
Other current and noncurrent liabilities	5,499	11,334
Income taxes payable	104	225

Net cash provided by operating activities	25,531	4,508

Cash flows from investing activities
Purchases of short-term investments	(59,188)	(32,922)
Proceeds from sales of short-term investments	17,384	—
Proceeds from maturities of short-term investments	26,480	23,820
Net realized gain on short-term investments	(8)	—
Purchases of property and equipment	(4,277)	(2,428)
Proceeds from sales of property and equipment	14	—
Cash paid in purchase acquisitions, net of cash acquired	(4,303)	—

Net cash used in investing activities	(23,898)	(11,530)

Cash flows from financing activities
Proceeds from issuance of common stock	16,138	3,974
Excess tax benefit associated with stock-based compensation	231	161

Net cash provided by financing activities	16,369	4,135

Effect of exchange rate changes on cash and cash equivalents	2	—

Net increase (decrease) in cash and cash equivalents	18,004	(2,887)

Cash and cash equivalents, beginning of period	31,254	41,298

Cash and cash equivalents, end of period	$49,258	$38,411

Supplemental disclosure of cash flow information
Income taxes paid	$590	$478

Supplemental disclosure of non-cash investing and financing activities
Common stock issued in purchase acquisitions	$30,691	$—
Contingent rights issued in purchase acquisition	$9,486	$—
Advance on purchase price in connection with acquisition	$2,000	$—